UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 10, 2006

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23490	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 10, 2006, VIVUS, Inc. issued two press releases titled “VIVUS Announces Positive Phase 2 Clinical Trial Results with Qnexa, a Novel Therapy to Treat Obesity” and “VIVUS to Raise $12 Million in Registered Direct Offering of Common Stock.” Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1
Press Release dated May 10, 2006 titled “VIVUS Announces Positive Phase 2 Clinical Trial Results with Qnexa, a Novel Therapy to Treat Obesity”
99.2	Press Release dated May 10, 2006 titled “VIVUS to Raise $12 Million in Registered Direct Offering of Common Stock”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Timothy E. Morris
Timothy E. Morris Vice President and Chief Financial Officer

Date:  May 10, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1
Press Release dated May 10, 2006 titled “VIVUS Announces Positive Phase 2 Clinical Trial Results with Qnexa, a Novel Therapy to Treat Obesity”
99.2	Press Release dated May 10, 2006 titled “VIVUS to Raise $12 Million in Registered Direct Offering of Common Stock”